                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                            Commission Only
                                             (as permitted by Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                                  Akorn, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                  AKORN, INC.

                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 16, 2001
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF AKORN, INC.:

       The annual meeting of shareholders of Akorn, Inc. (the "Company") will be held at 10:00 a.m. local time, on Thursday, August 16, 2001, in the Read Room of the Northern Trust Bank, 265 East Deerpath, Lake Forest, Illinois 60045 for the following purposes, as more fully described in the accompanying proxy statement:

       1.  To elect four directors to the Board of Directors.

       2. To approve an increase in the number of shares available for grant under the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program.

       3. To transact such other business as may properly come before the meeting and any adjournments thereof.

       The Board of Directors has fixed the close of business on July 13, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

       Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting should you wish to do so.
                                   By Order of the Board of Directors

                                   /s/ Kevin M. Harris
                                   Kevin M. Harris
                                   Secretary

Buffalo Grove, Illinois
July 16, 2001

                                  AKORN, INC.
                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 16, 2001

       This proxy statement is furnished to shareholders of Akorn, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at its annual meeting of shareholders to be held at the date, time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting"). The date of this Proxy Statement is July 16, 2001.

       On July 13, 2001, the record date for determining shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), the Company had outstanding 19,310,644 shares of common stock, each of which is entitled to one vote on all matters to be considered at the Meeting. No shares of preferred stock were outstanding as of the Record Date.

       Shares represented by all properly executed proxies on the enclosed form received in time for the Meeting will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Unless revoked, the proxy will be voted as specified and, if no specifications are made, will be voted in favor of the proposed nominees and the amendment of the Incentive Compensation Program as described herein. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares will constitute a quorum. Abstentions are counted for purposes of determining the presence of a quorum.

       If a quorum is present, the election of the four directors to be elected at the Meeting will be determined by plurality vote, that is, the four nominees receiving the largest number of votes will be elected and a majority of votes actually cast will decide any other matter properly brought before the Meeting for a vote of shareholders. Shares for which proxy authority to vote for any nominee for election as a director is withheld by the shareholder and shares that have not been voted by brokers who may hold shares on behalf of the beneficial owners ("broker non-votes") will not be counted as voted for the affected nominee. With respect to the proposal to increase the number of shares available under the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program, and any other matters which may come before the Meeting, the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy at the Meeting is required for adoption of such matters. With respect to all matters other than the election of directors, shares not voted as a result of abstentions and broker non-votes will not be considered as voted for purposes of determining whether or not a majority of votes were cast for such matters.

       The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegraph. The Company has retained Georgeson Shareholder, a proxy solicitation firm, to assist in soliciting proxies. The Company will pay Georgeson Shareholder a fee of $6,500, plus reimbursement of out-of-pocket expenses. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the shares of common stock of the Company; upon request, the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

       The Company's by-laws provide for a Board of five directors, however, only four directors are to be elected at the Meeting. The Board of Directors has nominated four candidates for election at the Meeting and recommends that shareholders vote FOR the election of all four nominees. Directors are elected by a plurality of the votes cast. Under the listing requirements established by the National Association of Securities Dealers ("NASD") and applicable to the Company, the Company is required to have at least three members on the Board of Directors who are considered to be "independent" as that term is defined under the NASD rules. These three independent members would then be available to serve on the Audit Committee of the Board. Currently, the Board has only two "independent" members and, at the time of the mailing of this Proxy Statement, the Company has been unable to recruit a nominee meeting the NASD's requirements for independence. It is the present intention of the Board of Directors, in conformity with the Company's by-laws, to fill the vacancy at such time as a suitable individual has been located and has agreed to serve on the Board of Directors.

       Proxies cannot be voted for more than four candidates. In the absence of contrary instructions, the proxy holders will vote for the election of the four nominees listed below. In the unanticipated event that one or more of such persons is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board of Directors.

       The following table sets forth, as of July 16, 2001, the age, principal occupation and employment, position with the Company, directorships in other public corporations, and year first elected as director of the Company, of each individual nominated for election as director at the Meeting. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations shown for more than the past five years.

                                                           Principal Occupation
                                                           and Directorships in                          Director
Name and Age                                             Other Public Corporations                        Since
------------                                             -------------------------                       --------
Antonio R. Pera, 44                      President and Chief Operating Officer of the Company              2001
                                         since June 2001; Vice President and General Manager of
                                         the Bedford Laboratories Division of Ben Venue
                                         Laboratories, Inc. (a manufacturer of injectable drugs),
                                         and a subsidiary of Boehringer-Ingelheim Corporation from
                                         September 1992 to June 2001; Mr. Pera held various
                                         positions with Anaquest (Ohmeda, Inc.)(a manufacturer of
                                         inhalation anesthetics) from March 1989 through September
                                         1992; from July 1985 to March 1989, Mr. Pera was employed
                                         by Lyphomed, Inc. (a parenteral products and injectable
                                         drug manufacturer), where, among other positions, he
                                         served for two years as General Manager of the AccuPharma
                                         Division of that Company.
Daniel E. Bruhl, M.D., 58                Ophthalmologist; President of the Surgery Center of Fort          1983
                                         Worth and director of Medsynergies, Inc., (private
                                         ophthalmology practice management company); director of
                                         Surgical Care Affiliates (outpatient surgery center
                                         company), from 1983 to 1996, when it merged with
                                         Healthsouth Corporation.
Doyle S. Gaw, 69                         Private investor.                                                 1975

                                                           Principal Occupation
                                                           and Directorships in                          Director
Name and Age                                             Other Public Corporations                        Since
------------                                             -------------------------                       --------
John N. Kapoor, Ph.D., 57                Interim Chief Executive Officer of the Company since              1991
                                         March 2001; Chief Executive Officer of the Company from
                                         May 1996 to November 1998; Chairman of the Board of the
                                         Company since May 1995 and from December 1991 to January
                                         1993, and acting Chairman of the Board of the Company
                                         from April 1993 to May 1995; chairman of the Board of
                                         Option Care, Inc. (infusion services and supplies); chief
                                         executive officer of Option Care, Inc. from August 1993
                                         to April 1996; president of E.J. Financial Enterprises,
                                         Inc., (health care consulting and investments), since
                                         April 1990; chairman of the Board of NeoPharm, Inc. (a
                                         specialty biopharmaceutical company); a director of First
                                         Horizon Pharmaceutical Corporation (distributor of
                                         pharmaceuticals); a director of Introgen Therapeutics,
                                         Inc. (gene therapy company); and a director of Integrated
                                         Surgical System, Inc. (manufacturer and distributor of
                                         robotic surgical systems).

       During the year ended December 31, 2000, the Board of Directors of the Company held four meetings. The Board of Directors has an Audit Committee, of which Dr. Bruhl and Mr. Gaw are members, and a Compensation Committee, of which Dr. Bruhl and Mr. Gaw are members. The Board of Directors does not have a Nominating Committee.

       The Compensation Committee met once during 2000 to review various compensation matters with respect to executive officers and directors. The composition of Board committees is reviewed and determined each year at the initial meeting of the Board after the annual meeting of shareholders.

       For services as Chairman of the Board and as a consultant to the Company, Dr. Kapoor receives a fee of $50,000 per year. Each other director who is not a salaried officer or consultant of the Company receives a fee for his services as a director of $2,000 per regular meeting of the Board of Directors, $500 per telephone meeting and $1,000 per committee meeting, plus reimbursement of his expenses related to those services. In addition, the chairman of each committee (other than Dr. Kapoor) receives an annual fee of $5,000. These fees are periodically reviewed and evaluated for reasonableness by the Board and management.

       All directors of the Company participate in the Company's Stock Option Plan for Directors, pursuant to which each director of the Company is granted an option to acquire 5,000 shares of Company common stock on the day after each annual meeting of shareholders at which he is elected to serve as a director. Any director appointed between annual meetings is entitled to receive a pro rata portion of an option to acquire 5,000 shares. The Compensation Committee may, in its sole discretion, grant an option to purchase up to 100,000 shares to a person who is not already a director and who becomes a director at any time; no member of the Compensation Committee is eligible to be granted such an option and any director who has been granted such an option is not permitted to serve on the Compensation Committee for one year after such grant. Options granted under the plan vest immediately and expire five years from the date of grant. The option exercise price for all options granted under the plan is the fair market value of the shares covered by the option at the time of the grant.

       The Board of Directors adopted an Audit Committee Charter on May 11, 2000. A copy of the Charter is attached as Appendix A. At the present time the Audit Committee has two members who are "independent" as defined by the NASD listing requirements. These listing requirements as well as the Charter call for three independent directors to serve on the audit committee, resulting in one vacancy. As noted above, the Board will endeavor to fill this vacancy in accordance with NASD listing requirements and the Company's by-laws.

                         REPORT OF THE AUDIT COMMITTEE

       The Audit Committee, which met four times during 2000, is responsible for consulting with the independent auditors with regard to the plan of audit, reviewing the plan and the results of audits of the Company by its independent auditors and discussing audit recommendations with management and reporting the results of its reviews to the Board of Directors. The Committee or the Committee Chairman as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO and independent auditors prior to public release. The Nasdaq Stock Market has updated its requirements for audit committees of listed companies, and the Company has approved a charter for the Committee and will recruit an additional independent member to satisfy these updated requirements.

       The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

       The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

       The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

       Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

           SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                 DANIEL E. BRUHL, M.D.     DOYLE S. GAW, CHAIR

                               BENEFICIAL OWNERS

       As of July 16, 2001, the following persons were directors, nominees, Named Executive Officers (as defined in "Executive Compensation" below), or others with beneficial ownership of five percent or more of the Company's common stock. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished to the Company or to the Securities and Exchange Commission by the persons listed. Unless otherwise noted the address of each of the following persons is 2500 Millbrook Drive, Buffalo Grove, Illinois 60089.

Beneficial Owner                                             Shares Beneficially Owned    Percent of Class
----------------                                             -------------------------    ----------------
DIRECTORS AND NOMINEES
Daniel E. Bruhl, M.D.                                                  311,767(1)               1.61%
Doyle S. Gaw                                                           107,860(1)               0.56%
John N. Kapoor, Ph.D.                                                8,551,938(2)              36.36%
Antonio R. Pera                                                        125,000(3)               0.64%

Beneficial Owner                                             Shares Beneficially Owned    Percent of Class
----------------                                             -------------------------    ----------------
NAMED EXECUTIVE OFFICERS(4)
Floyd Benjamin(5)                                                      897,917                  5.01%
Rita J. McConville                                                     140,178                  0.86%
Harold Koch Jr.                                                         87,591                  0.45%
Directors and officers as a group (8 persons)                       10,222,251(6)              42.06%
OTHER BENEFICIAL OWNERS
Wellington Management Company(7)                                     1,054,300                  5.46%
J. P. Morgan Chase & Co.(8)                                          1,012,400                  5.25%

------------------------
(1) The reported shares include options to purchase shares. The shares reported for Directors Bruhl and Gaw include options to purchase 15,000 and 20,000 shares, respectively. In addition, Dr. Bruhl's retirement plan holds 64,266 of the listed shares.

(2) Of such 8,551,938 shares, (i) 841,000 are owned directly by the John N. Kapoor Trust dated September 20, 1989 (the "Trust") of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 2,000,000 are owned by EJ Financial Investments VIII of which Dr. Kapoor is managing general partner, (iii) 1,395,000 are owned by EJ Financial/Akorn Management, L.P. of which Dr. Kapoor is managing general partner, (iv) 20,000 are owned directly by Dr. Kapoor, (v) 63,600 are owned by a trust, the trustee of which is Dr. Kapoor's wife and the beneficiaries of which are their children, (vi) 138,438 are issuable pursuant to options granted by the Company directly to Dr. Kapoor, (vii) 1,667,000 are issuable upon the conversion of warrants issued to the John N. Kapoor Trust dated September 20, 1989, and (viii) 2,426,900 are issuable upon the conversion of a convertible note held by the John N. Kapoor Trust dated September 20, 1989.

(3) Under the terms of the Employment Agreement executed by and between Mr. Pera and the Company, Mr. Pera received non-qualified stock options under the Company's Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program to purchase 500,000 shares of the Company's common stock. These stock options vest in four equal increments of 125,000 shares beginning at June 4, 2001.

(4) The shares reported for Mr. Koch and Ms. McConville include options to purchase 41,250 and 131,250 shares, respectively.

(5) Mr. Benjamin served as President and CEO of the Company from November 1998 to March 2001 and as Vice Chairman of the Company from March 2001 to May 22, 2001. Mr. Benjamin's shares are held by a trust of which Mr. Benjamin and his wife are trustees and their child is beneficiary. Includes 431,250 shares issuable pursuant to options granted by the Company directly to Mr. Benjamin.

(6) Of such 10,222,251 shares, 4,996,088 are not presently outstanding, but are issuable pursuant to warrants, conversion rights and option rights described in the preceding footnotes.

(7) The address of Wellington Management Company is 75 State Street, Boston, MA 02109.

(8) The address of J. P. Morgan Chase & Co. is 270 Park Avenue, New York, NY 10017.

                             EXECUTIVE COMPENSATION

       The following table summarizes the compensation paid by the Company for services rendered during the years ended December 31, 2000, 1999 and 1998 to each person who, during 2000, served as the chief executive officer of the Company and to each other executive officer of the Company whose total annual salary and bonus for 2000 exceeded $100,000 (each a "Named Executive Officer").

SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                                 Compensation
                                                                                 ------------
                                          Annual Compensation                     Securities
Name and Principal       -----------------------------------------------------    Underlying    All Other(1)
Position                         Time Period                Salary    Bonus(2)   Options/SARs   Compensation
------------------               -----------                ------    --------   ------------   ------------
Floyd Benjamin(3)        Year ended December 31, 2000      $274,205   $    --      105,000        $ 38,826
                         Year ended December 31, 1999       246,184   137,116      305,000          11,700
                         Year ended December 31, 1998       211,407   304,493       70,000           5,756

Harold Koch Jr.(4)       Year ended December 31, 2000      $158,617   $    --       40,000        $ 11,600
Senior Vice President    Year ended December 31, 1999       147,928    36,540       10,000          11,600
                         Year ended December 31, 1998       140,384    31,500       10,000          23,900

Rita J. McConville(5)    Year ended December 31, 2000      $151,716   $    --       55,000        $  3,500
Corporate Controller     Year ended December 31, 1999       138,600    33,301       30,000           3,333
                         Year ended December 31, 1998       125,673    37,702       30,000           3,726

---------------
(1) Represents contributions to the Company's Savings and Retirement Plan, except as indicated in notes (3) and (4).

(2) Represents bonuses awarded for 1998 and 1999 performance paid in 1999 and 2000, except for Mr. Benjamin, whose 1998 bonus was paid partially in 1998 and partially in 1999 ($55,916). There were no executive officer bonuses awarded for 2000.

(3) Mr. Benjamin served as Chief Executive Officer from May 3, 1998 to March 21, 2001 and as Vice Chairman of the Board of Directors from March 21, 2001 to May 22, 2001. His "Other Compensation" for 2000 and 1999 includes $9,600 auto allowance. His other compensation for 2000 includes $23,372 for country club membership and $4,104 for spousal travel.

(4) Mr. Koch served as Sr. Vice President of the Company from May 12, 2000 to April 13, 2001. His "Other Compensation" includes $7,200 auto allowance for 2000, 1999 and 1998. His other compensation for 1998 includes $12,500 for title to a company vehicle.

(5) Ms. McConville served as Chief Financial Officer from February 28, 1997 to March 21, 2001.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                           Individual Grants                                            Potential Realizable Value at
-----------------------------------------------------------------------                    Assumed Annual Rates of
                                        Number of      Percent of Total                  Stock Price Appreciation for
                                        Securities       Options/SARs      Exercise              Option Term
                                        Underlying        Granted to       or Base     --------------------------------
                                       Options/SARs      Employees in       Price      Expiration      5%         10%
               Name                     Granted(#)       Fiscal Year        ($/Sh)        Date         ($)        ($)
               ----                    ------------    ----------------    --------    ----------      ---        ---
Floyd Benjamin.....................        5,000(1)           1%             9.44       5/12/05       13,038     28,810
                                         100,000(2)          36%             6.25       2/10/05      172,676    381,569
Rita J. McConville.................       55,000(2)           9%             6.25       2/10/05       94,972    209,863
Harold Koch Jr.....................       40,000(2)           6%             6.25       2/10/05       69,070    152,628

------------------------
(1) Issued pursuant to the Amended and Restated 1991 Akorn, Inc. Stock Option Plan for Directors.

(2) Issued pursuant to the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

                                                                          Number of               Value of
                                                                    Securities Underlying    Unexercised in-the-
                                                                         Unexercised           Money Options/
                                                                          Options/               SARs at FY-
                                                                      SARs at FY-End(#)           End($)(1)
                                                         Value      ---------------------    -------------------
                                     Shares Acquired    Realized        Exercisable/            Exercisable/
              Name                   on Exercise(#)       ($)           Unexercisable           Unexercisable
              ----                   ---------------    --------    ---------------------    -------------------
Floyd Benjamin...................             --             --      413,750/125,000          798,161/132,875
Rita J. McConville...............             --             --       125,000/35,000          322,719/25,486
Harold Koch Jr.(2)...............         40,000        334,375       35,000/20,000            61,892/6,260

------------------------
(1) Value of Unexercised in-the-Money options calculated using the 12/31/00 closing price of $6.563.

(2) Mr. Koch's exercises were executed prior to his appointment as an officer.

EMPLOYMENT AGREEMENTS

       In May 1996 the Company entered into an employment agreement with Mr. Benjamin calling for an annual salary of $200,000, increased annually at the discretion of the Board of Directors, plus bonuses determined by a formula stated in the agreement. The agreement terminated January 1, 1999 upon Mr. Benjamin's appointment as President and CEO of Akorn, Inc. The Company had no written employment contracts with its Named Executive Officers for the year ended December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS

       Dr. Bruhl and Mr. Gaw, who comprise the Compensation Committee, are both independent, non-employee directors of the Company. No executive officer of the Company served as a director or member of the compensation committee of (i) another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, (ii) the board of directors of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, or (iii) the compensation committee of any other entity in which one of the executive officers of such entity served as a member of the Company's Board of Directors, during the year ended December 31, 2000.

COMPENSATION COMMITTEE REPORT

       The Compensation Committee of the Board of Directors reviews, analyzes and makes recommendations related to compensation packages for the Company's executive officers, evaluates the performance of the Chief Executive Officer and administers the grant of stock options under the Company's Incentive Compensation Program.

       The Company's executive compensation policies are designed to (a) provide competitive levels of compensation to attract and retain qualified executives,
(b) reward achievements in corporate performance, (c) integrate pay with annual and long-term performance goals and (d) align the interests of executives with the goals of shareholders.

       Compensation paid to Company executives consists of salaries, annual cash incentive bonuses and long-term incentive opportunities in the form of stock options.

Salary

       Mr. Benjamin's salary for the years ended December 31, 2000 and 1999 and the salary of Ms. McConville for the year ended December 31, 1999 were determined after considering the executive compensation policies noted above, the impact the executive has on the Company, the skills and experience the executive brings to the job, competition in the marketplace for those skills and the potential of the executive in the job. Ms. McConville's salary for 1998 and 2000 and Mr. Koch's salary for 1998, 1999 and 2000 was determined by the Chief Executive Officer. Mr. Benjamin's salary through 1998 was fixed in his employment agreement.

Incentive Bonus

       Annual incentive compensation for executive officers during 2000, 1999 and 1998 was based on corporate earnings objectives as well as position-specific performance objectives. Mr. Benjamin's employment agreement specified the formula under which he was to be awarded incentive bonuses. Under those criteria, he did earn a bonus for 1998. Mr. Benjamin's 1998 bonus was paid partially in 1998 and partially in 1999. The bonuses awarded to Ms. McConville and Mr. Koch, as noted in the compensation table for 1998 and 1999, and to Mr. Benjamin for 1999, were paid in 1999 and 2000, respectively. There were no performance bonuses granted to executive officers for 2000.

Stock Options

       The Committee's practice with respect to stock options has been to grant options based upon the attainment of Company performance goals and to vest options based on the passage of time. The option grants noted in the compensation table include grants upon initial employment and annual grants as well as grants issued under the Stock Option Plan for Directors to those Named Executive Officers who are also directors.

       It is the responsibility of the Compensation Committee to address the issues raised by tax laws under which certain non-performance based compensation in excess of $1 million per year paid to executives of public companies is non-deductible to the Company and to determine whether any actions with respect to this limit need to be taken by the Company. It is not anticipated that any executive officer of the Company will receive any compensation in excess of this limit.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                     DANIEL E. BRUHL, M.D.     DOYLE S. GAW

                               PERFORMANCE GRAPH

       The graph below compares the cumulative shareholder return on the Company's Common Stock for the last five years through December 31, 2000 with the NASDAQ US Index and the NASDAQ Pharmaceutical Index. The graph assumes $100 was invested in December 1995 in the Company Common Stock and the two indices presented. The cumulative total return on the Company's Common Stock for the period presented was 155%. The cumulative returns for the NASDAQ US and the NASDAQ Pharmaceutical were 138% and 208%, respectively.
PERFORMANCE GRAPH

                                                        NASDAQ US                 NASDAQ PHARM                AKRN (AKORN)
                                                        ---------                 ------------                ------------
12/31/95                                                   100                         100                         100
12/31/96                                                   123                         100                          75
12/31/97                                                   151                         104                         141
12/31/98                                                   213                         132                         190
12/31/99                                                   395                         248                         190
12/31/00                                                   238                         308                         255

TOTAL RETURN CHART         12/31/95      12/31/96      12/31/97      12/31/98      12/31/99      12/31/00
---------------------------------------------------------------------------------------------------------
NASDAQ US                    100           123           151           213           395           238
NASDAQ PHARM                 100           100           104           132           248           308
AKRN (AKORN)                 100            75           141           190           190           255

 PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE AKORN,
                    INC. 1988 INCENTIVE COMPENSATION PROGRAM

PURPOSE OF PROPOSAL

       On June 18, 1988, the Board of Directors adopted, and on October 28, 1989 the Company's shareholders approved, the Akorn, Inc. 1988 Incentive Compensation Program. In subsequent years the Akorn, Inc. 1988 Incentive Plan has been amended on several occasions and restated (the "Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program" herein referred to as the "Program") as part of a continuing effort to attract, retain and motivate key employees and consultants. During the time the Program has been in effect, the Company has substantially increased the personal involvement of officers, selected key employees and outside consultants in Akorn's continued development and growth.

       Currently, the number of stock options remaining available for grant is not sufficient to continue to make awards at levels consistent with the objective of the Company's efforts to attract, retain and motivate key employees. In addition, at the present time the Board is actively engaged in searches to fill several key positions. The Board of Directors believes that it is essential, in today's business environment, that the Company be in a position to offer acceptable candidates for these positions compensation packages that include options. The Board also believes that providing key employees and consultants with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while at the same time enhancing shareholder value. At July 1, 2001, of the 4,500,000 shares available for option grants under the Program, only 341,177 options remained available for future grants.

       For these reasons, the Board of Directors has adopted an amendment (the "Amendment") to the Program, subject to shareholder approval, increasing the number of shares available for option grants under the Program from 4,500,000 to 6,500,000. The Board of Directors has directed that the Amendment be submitted to the Company's shareholders for their consideration and approval. Approval of the Amendment requires the affirmative vote of a majority of the shares of common stock of the Company which are present in person or represented by proxy at the Meeting.

ADMINISTRATION OF THE PROGRAM

       The Compensation Committee of the Board of Directors (the "Committee") is the Administrator of the Program. Under the terms of the Program, the Committee has authority to award options, to interpret the Program, to establish any rules or regulations relating to the Program which it determines to be appropriate and to make any other determination which it believes necessary or advisable for the proper administration of the Program. The Committee has responsibility for identifying those employees and consultants of the Company and its subsidiaries who are eligible to receive options under the Program, although the Committee may delegate its authority to appropriate personnel of the Company with respect to participants not subject to Section 16 of the Securities Exchange Act of 1934.

TERMS OF THE PROGRAM

ELIGIBILITY

       The Program provides that key employees and consultants of the Company, including directors who are also officers of the Company, will be eligible to receive options under the Program when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate.

       In 2000, 67 key employees and consultants received options under the Program involving a total of 624,500 shares. Information relating to the most recent prior awards to the officers named in the Summary Compensation Table under the Program is contained in the Summary Compensation Table and in the Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Options/SAR Values Table set forth on page 7.

SHARES ISSUABLE THROUGH THE PROGRAM

       If the Amendment is approved, a total of 2,000,000 additional shares of Common Stock will be authorized to be issued under the Program. As of July 1, 2001, a total of 341,177 shares were currently available for option grants under the Program and 2,518,313 shares were subject to outstanding options. On July 2, 2001, the closing sale price of a share of Common Stock, as reported on the Nasdaq National Market, was $3.17.

TERMS OF STOCK OPTIONS

       The Committee determines the number and purchase price of the shares subject to options, the terms of the options and the time or times that the options become exercisable, provided that the purchase price may not be less than 50% of the "fair market value" of the Common Stock on the date of grant. Under the terms of the Program, when the Company's shares are listed for trading on a national stock exchange or an automatic quotation system (such as the Nasdaq) the "fair market value" is the closing price quoted on such exchange or quotation system as reported in the Wall Street Journal for the applicable date (or if there were no trades on that date, then the next preceding date on which a trade did occur).

       The Committee may accelerate the exercisability of any option or may determine to cancel any option in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

       Options are exercised by giving written notice to the Company. The option exercise price may be paid in cash, in shares of the Company's common stock which must have been held for at least six months, in a combination of cash and shares of common stock or through a broker assisted exercise arrangement approved in advance by the Committee. The Committee determines at what time or times during its term a stock option will be exercisable, provided, however, that no stock option granted to an officer, director or beneficial owner of more than 10% of the Company's common stock who is subject to Section 16 of the Securities Exchange Act of 1934 (the " '34 Act") may be exercised within the six-month period immediately following the date of grant.

       Upon approval of the Committee, the Company may repurchase a previously granted option by mutual agreement with the participant by payment of the amount per share by which fair market value on the date of repurchase exceeds the exercise price of the option.

       The Committee determines the term of each Option granted under the Program, but such term may not exceed ten years and one day from the date of grant. In addition, the Committee may accelerate the date on which an option becomes exercisable.

ADJUSTMENTS UNDER THE PROGRAM

       The Program provides that proportionate adjustments will be made to the number of shares of Common Stock subject to the Program, including shares subject to outstanding options, in the event of any recapitalization, stock dividend, stock split, combination of shares or other changes in the Common Stock.

       In the event of a dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with any other corporation, or a transfer of substantially all the property or more than two-thirds of the then outstanding shares of the Company to another corporation, notice must be given to every participant in the Program not less than 40 days prior to the anticipated effective date of the proposed transaction, and every option granted under the Program will be accelerated and become immediately exercisable in full prior to the date specified in such notice, but in no event more than 10 days prior to the anticipated effective date of the proposed transaction. If the transaction is consummated, each previously unexercised option shall terminate. If the transaction does not occur, the options will remain unexercised.

CONTINUED EMPLOYMENT

       No participant under the Program has any right, based on such participation, to continued employment with the Company for any period of time or any right to continue their present or any other rate of compensation.

AMENDMENTS TO THE PROGRAM

       The Board of Directors may amend or discontinue the Program at any time. No amendment or discontinuance, however, may change or impair, without the consent of the participant, an option previously granted. Under the terms of the Program, shareholder approval is required for an amendment if it is necessary to comply with Rule 16b-3 under the '34 Act. Pursuant to amendments to Rule 16b-3, shareholder approval of amendments is no longer required. However, the Board is seeking approval of the Amendment for purposes of complying with Nasdaq National Market rules, which require approval by shareholders of an amendment to a compensation plan for officers or directors that materially increases the number of shares issuable under a plan. Shareholder approval of subsequent amendments to the Program will be sought if required by Nasdaq National Market or other applicable rules.

TERMINATION

       The Program provides that it will remain in effect until all options granted under the Program have either been satisfied by the issuance of shares of common stock or been terminated under the terms of the Program. Notwithstanding the foregoing, however, no option may be granted under the Program after October 28, 2004, which is the fifteenth anniversary of the date the Program was originally approved by the Company's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

       Under existing federal income tax provisions, only non-qualified stock options may be granted under the Program. A participant who receives non-qualified stock options will not normally recognize any income, nor will the Company normally be entitled to any deduction for federal income tax purposes, at the time of grant.

       When a non-qualified stock option is exercised, the participant will recognize ordinary income measured by the difference between the aggregate fair market value of the shares of common stock on the exercise date and the aggregate purchase price of the shares of common stock acquired through the exercise, and, subject to compliance with Section 162(m) of the Internal Revenue Code (the "Code"), the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. The subsequent sale of such shares by the participant will be treated as short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the participant's basis in the shares at the time of exercise. Upon exercise of the options, participants acquire basis in the shares received equal to the then fair market value of such shares.

       If the options are exercised with Akorn common stock previously owned by the participant, such exercise will not be considered a taxable disposition of the previously owned shares and no gain or loss will be recognized with respect to such stock upon such exercise. If additional shares are received by the participant, the excess of the fair market value of all the shares received over the sum of the fair market value of all of the shares surrendered and any cash payment made by the participant upon exercise will be treated as ordinary income to the participant and will be deductible by the Company.

       When the exercisability of a stock option granted under the Program is accelerated upon a change of control, any excess on the date of the change of control of the fair market value of the shares subject to the option over the exercise price may be characterized as "parachute payments" (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee in connection with the change of control exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment" with respect to any employee is the excess of the present value of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payments pursuant to
Section 4999 of the Code, and the Company will be denied any deduction with respect to such excess parachute payments.

       This summary of federal income tax consequences of non-qualified stock options does not purport to be complete. Reference should be made to the applicable provisions of the Code.

VOTE REQUIRED

       The affirmative vote of the holders of a majority of the shares present or represented at the Meeting is required for the approval of the amendment to the Program.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE PROGRAM TO INCREASE THE NUMBER OF SHARES WHICH MAY BE ISSUED THEREUNDER FROM 4,500,000 TO 6,500,000 SHARES.

                  TRANSACTIONS WITH SHAREHOLDERS AND DIRECTORS

       For the year ended December 31, 2000, the Company did not have any transactions with shareholders or directors which require reporting in this Proxy Statement.

       However, on April 17, 2001 (the "Initial Commitment Date"), the Company and Dr. John N. Kapoor, the Company's current interim CEO and Chairman of the Board of Directors reached agreement on the terms under which an entity affiliated with Dr. Kapoor would provide the Company with $3,000,000 of subordinated debt. This initial commitment was subsequently modified by a proposal from Dr. Kapoor on May 25, 2001 (the "Additional Commitment Date") to provide an additional $2,000,000 of subordinated debt (the total of $5,000,000 being referred to herein as the "Subordinated Debt"). The Company and The John
N. Kapoor Trust dtd. 9/20/89 (the "Trust"), the sole trustee and sole beneficiary of which is Dr. Kapoor, entered into a Convertible Bridge Loan and Warrant Agreement (the "Agreement") dated as of July 12, 2001, pursuant to which the Trust agreed to provide $3,000,000 of Subordinated Debt upon execution of the Agreement, which loan has been received by the Company, and to make a second $2,000,000 loan on or before August 16, 2001, upon the satisfaction of certain conditions set forth in the Agreement, including, but not limited to, receipt of an exception from the National Association of Securities Dealers' ("NASD") rule requiring shareholder approval for related party transactions such as that described herein. The NASD has previously waived the requirement for shareholder approval with respect to the $3,000,000 portion of the Subordinated Debt and the Company anticipates receiving a similar waiver with respect to the $2,000,000 portion of the Subordinated Debt.

       Under the terms of the Agreement, the Subordinated Debt will bear interest at the same rate as the Company pays on its Senior Debt, which is currently prime plus 3%. However, interest on the Subordinated Debt will not be paid to the Trust, but will instead accrue as required by the terms of a Subordination Agreement which was entered into between the Trust and the Company's senior lenders. Dr. Kapoor, as trustee of the Trust, has the option to convert the Subordinated Debt, and interest on the $2,000,000 portion of the Subordinated Debt, into common stock of the Company at anytime within five years of the funding of each portion of the Subordinated Debt. With respect to the $3,000,000 portion of the Subordinated Debt, the conversion price is $2.28 per share of common stock, which was the closing price of the Company's common stock on the Commitment Date. With respect to the $2,000,000 portion of the Subordinated Debt, and interest thereon, the conversion price is $1.80 per share, which was the closing price of the Company's common stock on the Additional Commitment Date. In addition, and as part of the consideration provided to the Trust for the Subordinated Debt, the Company agreed to issue the Trust warrants to purchase shares of the Company's common stock. With respect to the $3,000,000 portion of the Subordinated Debt, the Company has issued a warrant to the Trust allowing it to purchase up to 1,000,000 shares of the Company's common stock at a price of $2.85 per share, which represents a 25% premium over the closing stock price of the Company's common stock on the Initial Commitment Date. With respect to the $2,000,000 portion of the Subordinated Debt, the Company has issued a warrant to the Trust allowing it to acquire 667,000 shares of the common stock at a price of $2.25 per share, which represents a 25% premium over the closing stock price of the Company's common stock on the Additional Commitment Date. The Subordinated Debt will mature and be required to be paid thirty-six (36) months after the date of issuance of each portion of the Subordinated Debt. All of the proceeds of the Subordinated Debt will be used solely for working capital requirements and other general corporate purposes. Finally, all the shares of common stock which the Trust would receive, either pursuant to a conversion of all or a portion of the Subordinated Debt, interest on the $2,000,000 portion of the Subordinated Debt or the exercise of all or a portion of the warrants, are subject to a Registration

Rights Agreement by and between the Company and the Trust requiring the Company to register the shares received by the Trust in accordance with the terms of the Registration Rights Agreement.

       On March 21, 2001, in consideration of Dr. John N. Kapoor assuming the positions of President and interim CEO of the Company, the Compensation Committee of the Board of Directors agreed to issue Dr. Kapoor 500,000 options under the Amended and Restated Akorn, Inc. 1988 Incentive Compensation Program (the "Program") in lieu of cash compensation. Issuance of these options, however, has been deferred pending an increase in the number of shares available for issuance under the Program. See "Proposal to Increase the Number of Shares Available for Grant Under the Akorn, Inc. 1988 Incentive Compensation Program" above.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

       During 2000, Harold Koch, a former officer of the Company, failed to file timely with the Securities and Exchange Commission one Form 3 to report initial holdings and Doyle S. Gaw, a director of the Company, failed to file timely with the Securities and Exchange Commission one Form 4 to report current transactions, as required by Section 16(a) of the Securities Exchange Act of 1934. All such transactions have been reported on amended statements or annual statements on Form 5.

                              INDEPENDENT AUDITORS

       The aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, are as follows:

Audit Fees                                                    $215,200
Financial Information Systems
  Design and Implementation Fees                              None
All Other Fees                                                $133,960(1)(2)

------------------------
(1) Includes fees for tax and other non-audit services.

(2) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

       A representative of Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 2000, is expected to attend the Meeting, will have an opportunity to make a statement if he wishes to do so and will be available to respond to questions.

                                 OTHER MATTERS

OTHER BUSINESS

       Management is unaware of any matter for action by shareholders at the Meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting, or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

SHAREHOLDER PROPOSALS

       Any shareholder who desires to present a proposal qualified for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2002 must forward the proposal in writing to the Secretary of the Company at the address shown on the first page of this Proxy Statement in time to arrive at the Company no later than March 19, 2002. In order for a shareholder to bring other business before a shareholder meeting, timely notice must be received by the Company not less than 45 days before the date on which the Company mailed its Proxy Statement for the prior year's Annual Meeting of Shareholders (but if the Annual Meeting is called for a date that is not within 30 days of the anniversary date, then the notice must be received within a reasonable time before the Company mails its Proxy materials for the then current year). For the 2002 Annual Meeting the date would be June 4, 2002. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's Proxy Statement. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company.

                                   By Order of the Board of Directors

                                /s/ Kevin M. Harris
                                   Kevin M. Harris
                                   Secretary

Buffalo Grove, Illinois
July 16, 2001

APPENDIX A

                            AUDIT COMMITTEE CHARTER
                              ADOPTED MAY 11, 2000

       This charter shall be reviewed, updated and approved annually by the Board of Directors.

                             ROLE AND INDEPENDENCE

       The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the integrity of the accounting and reporting practices of the corporation and other such duties as directed by the board. The membership of the committee shall consist of at least three non-employee directors who are generally knowledgeable in financial matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship which would interfere with his or her exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The committee will maintain free and open communication, including private executive sessions at least annually, with the independent accountants and the management of the corporation. The committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

       The Board of Directors shall appoint one member of the audit committee as chairperson. The chairperson will be responsible for preparing meeting agendas, presiding over meetings and reporting to the board of directors. The chairperson will also maintain regular contact with the CEO, CFO and the lead independent audit partner.

                                RESPONSIBILITIES

       The audit committee's primary responsibilities include:

       - Recommending the selection or retention of the independent accountant. The committee will also obtain from the auditor a written affirmation of independence, discuss with the auditor any relationships that may impair such independence and recommend to the board any actions necessary to oversee independence.

       - Overseeing the relationship with the independent auditors by discussing the nature and depth of the audit process, reviewing audit reports and providing the auditors full access to the committee and the board to report on any appropriate matters.

       - Reviewing the audited financial statements and discussing them with management and the independent auditors. Such discussions shall include consideration of the quality of the Company's accounting principles, including review of estimates, reserves and accruals, review of judgmental areas, review of recorded and unrecorded audit adjustments and any other items as appropriate. Based on this review, the committee shall make its recommendation to the board to include the company's audited financial statements in the annual report on Form 10-K.

       - Reviewing the quarterly financial information and discussing it with management and the independent auditor before the company's announcement of results and filing of Form 10-Q. This review may be performed by the committee or its chair.

       - Discussing with management and independent auditors the adequacy of the company's internal controls.

       - Discussing with management the status of pending litigation, taxation matters and other areas of oversight as appropriate.

       - Reporting audit committee activities to the full board and issuing an annual report to be included in the proxy statement for submission to shareholders.

APPENDIX B

      SET FORTH BELOW IS THE TEXT OF THE AMENDED AND RESTATED AKORN, INC.
        1988 INCENTIVE COMPENSATION PROGRAM, AS PROPOSED TO BE AMENDED. (MATERIAL TO BE ADDED TO SECTION 4.1 AS A RESULT OF THE AMENDMENT IS SHOWN IN
          BOLD FACE, AND MATERIAL TO BE DELETED IS SHOWN IN BRACKETS.)

                              AMENDED AND RESTATED
                                  AKORN, INC.
                      1988 INCENTIVE COMPENSATION PROGRAM
                                  MAY 14, 2001

1. PURPOSE. The purpose of the 1988 Incentive Compensation Program (the "Program") of Akorn, Inc. (the "Company") is to advance the interests of the Company by furnishing economic incentives in the form of stock options ("Options") designed to attract, retain and motivate key employees.

2.  ADMINISTRATION.

       2.1 COMPOSITION. The Program shall be administered by a committee consisting of two or more members of the Board (the "Committee") who are disinterested persons in accordance with Rule 16b-3 under the Securities Exchange Act of 1934.

       2.2 AUTHORITY. The Committee shall have plenary authority to award Options under the Program, to interpret the Program, to establish any rules or regulations relating to the Program which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Program. Its decisions in matters relating to the Program shall be final and conclusive on the Company and participants.

3. ELIGIBLE EMPLOYEES. Key employees and consultants of the Company (including officers who also serve as directors of the Company) and its subsidiaries shall become eligible to receive Options under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act, the Committee may delegate to appropriate personnel of the Company its authority to designate participants and to determine the number of Options to be received by those participants.

4.  SHARES SUBJECT TO THE PROGRAM.

       4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 6.5, the number of shares of common stock, no par value, of the Company ("Common Stock"), which may be issued under the Program shall not exceed [4,500,000] 6,500,000 shares of Common Stock.

       4.2 CANCELLATION. In the event that an Option granted hereunder expires or is terminated or cancelled unexercised as to any shares of Common Stock, such shares may again be issued under the Program pursuant to Options. The Committee may also determine to cancel, and agree to the cancellation of, Options in order to make a particular participant eligible for the grant of an Option at a lower price than the Option to be cancelled.

       4.3 TYPE OF COMMON STOCK. Common Stock issued under the Program in connection with Options may be authorized and unissued shares or issued shares held as treasury shares.

5. OPTIONS. An Option is a right to purchase shares of Common Stock from the Company. Each Option granted by the Committee under this Program shall be subject to the following terms and conditions.

       5.1 PRICE. The Option price per share shall be determined by the Committee but shall not be less than 50% of the fair market value on the date of grant of the Option. "Fair Market Value" shall be determined as follows: if the Common Stock is listed on any national exchange or any automatic quotation system which provides sales quotations, the fair market value shall be the closing price quoted on such exchange or quotation system as reported in the Wall Street Journal for the applicable date (i.e. date of grant, exercise or tax withholding) or if there are no trades on such date, then on the preceding date on which a trade did occur, subject to adjustment under Section 6.5.

       5.2 NUMBER. The number of shares of Common stock subject to the Option shall be determined by the Committee, subject to adjustment as provided in Section 6.5.

       5.3 DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 6.5, the term of each Option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each Option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the date on which an Option becomes exercisable.

       5.4 REPURCHASE. Upon approval of the Committee, the Company may repurchase a previously granted Option from a participant by mutual agreement before such Option has been exercised by payment to the participant of the amount per share by which (i) the Fair Market Value (as defined in Section 5.1) of the Common Stock subject to the Option on the date of repurchase exceeds (ii) the Option price.

       5.5 MANNER OF EXERCISE. An Option may be exercised in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The Option price shall be payable in United States dollars upon exercise of the Option and may be paid by
            (i) cash; (ii) uncertified or certified check; (iii) bank draft;
            (iv) delivery of shares of Common Stock held for a period of six months in payment of all or any part of the Option price, which shares shall be valued for this purpose at the Fair Market Value on the date such Option is exercised; (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; (vi) or in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check or bank draft upon exercise of an Option, no shares shall be issued until the check or draft has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a participant shall have no rights as a shareholder.

6.  GENERAL.

       6.1 EFFECTIVE DATE. The Program will become effective upon its approval by the affirmative vote of the holders of a majority of the voting power present or represented at a meeting of the shareholders. Unless approved within one year after the date of the Program's adoption by the Board of Directors, the Program shall not be effective for any purpose. Prior to the approval of the Program by the Company's shareholders, the Board may award Options, but if such approval is not received in the specified period, then such awards shall be of no effect.

       6.2 DURATION. The Program shall remain in effect until all Options granted under the Program have either been satisfied by the issuance of shares of Common Stock or been terminated under the terms of the Program. No Option may be granted under the Program after the fifteenth anniversary of the date the Program is approved by the Company's shareholders.

       6.3 NON-TRANSFERABILITY OF OPTIONS. No Option may be transferred, pledged or assigned by the holder thereof, (except, in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Option may be exercised only by him or by his guardian or legal representative.

       6.4 ADDITIONAL CONDITION. Anything in this Program to the contrary notwithstanding, (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of an Option or the issuance of any shares of Common Stock pursuant to an Option, require the recipient of the Option, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued upon exercise thereof, to deliver to the Company a written representation of present intention to acquire the Option or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option of the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Option or the issuance of shares of Common Stock upon exercise thereof, such Option shall not be granted or such shares of Common Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

       6.5  ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR CONTROL.

          (A) In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Program, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option and the shares of Common Stock issuable pursuant to any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          (B) If there is proposed a dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or a transfer of substantially all the property or more than two-thirds of the then outstanding shares of the Company to another corporation, the Committee shall cause written notice of the proposed transaction to be given to every participant in the Program not less than 40 days prior to the anticipated effective date of the proposed transactions, and every Option granted under the Program shall be accelerated and become immediately exercisable in full by such participant prior to a date specified in such notice, which date shall be not more than 10 days prior to the anticipated effective date of the proposed transaction. The participant shall notify the Company, in writing, that he intends to exercise his Options, in whole or in part, and the participant may condition such exercise upon, and provide that such exercise shall become effective at the time immediately prior to, the consummation of the proposed transaction. If the proposed transaction is consummated, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the proposed transaction is not consummated and the participant has so provided, the Options shall remain unexercised.

       6.6 OPTION AGREEMENTS. The terms of each Option shall be stated in an agreement, the form of which has been approved by the Committee.

       6.7  WITHHOLDING.

          (A) The Company shall have the right to withhold from any shares issuable under the Program or to collect as a condition of issuance, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws upon exercise of an Option, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

          (B) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option that the right to make Elections shall not apply to such Option. An Election is irrevocable.

          (C) If a participant is an officer of the Company within the meaning of Section 16 of the 1934 Act, then an Election is subject to the following additional restrictions:

               (1) No Election shall be effective for a Tax Date which occurs within six months of the grant of the award.

               (2) The Election either (i) must be made six months prior to the
                   Tax Date, (ii) must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such date (a "Window Period") or (iii) may be made in advance but must take effect during a Window Period.

       6.8 NO CONTINUED EMPLOYMENT. No participant under the Program shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

       6.9 AMENDMENT OF THE PROGRAM. The Board may amend or discontinue the Program at any time; provided, however, that no such amendment or discontinuance shall change or impair, without the consent of the recipient, an Option previously granted; and further provided that if any such amendment requires shareholder approval to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule, such amendment shall be subject to the approval of the shareholders of the Company.

PROXY                                                                      PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  AKORN, INC.

The undersigned hereby constitutes and appoints Antonio R. Pera and Kevin M. Harris or either of them proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Akorn, Inc. (the "Company") that the undersigned is entitled to vote held of record by the undersigned on July 13, 2001, at the annual meeting of shareholders of the Company to be held on August 16, 2001 (the "Annual Meeting"), and at all adjournment thereof.

This proxy when executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS LISTED OVER. THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME
BEFORE THE MEETING.



                  (CONTINUE AND TO BE SIGNED ON REVERSE SIDE.)


CHANGE OF ADDRESS
Please check that your address details are correct. If there are any errors in your address or you move to a new address, please fill in the correct information below. Sign the form in the signature box indicated, and return to Computershare Investor Services.

Street Number       Street Name                                           000000

--------------------------------------------------------------------------------
                                                                      Apartment

--------------------------------------------------------------------------------

City                                   State          Zipcode
                                                                  +
------------------------------------   ------------   -----------  -------------

The signature of the Holder, Executor or        Date         Signature
Administrator who is registering their
change of address is required opposite.         ---------    -------------------
In the case of Corporate Bodies,
signatories should state their
representative capacity (e.g. Director
or Secretary)

                                   AKORN, INC.


ANNUAL MEETING OF STOCKHOLDERS (AKORN, INC.)
AUGUST 16, 2001                                               CONTROL NUMBER

                                                              000000  0000000000  0  0000

                                                              000000000.000 ext  --------
-----------------------------------                           000000000.000 ext   00001
           Barcode                                            000000000.000 ext  --------
-----------------------------------                           000000000.000 ext
MR A SAMPLE                                                   000000000.000 ext
DESIGNATION (IF ANY)                                          000000000.000 ext
ADD1                                                          000000000.000 ext
ADD2                                                          000000000.000 ext
ADD3
ADD4
ADD5
ADD6


                                                     C1234567890
+                                                                             +
Please mark vote in box in the following manner using dark ink only.
---------------------------------------------------------------------
The Board of directors recommends a vote FOR the nominees listed below.
-----------------------------------------------------------------------
1. Election of directors -                   For    Withhold   For All
   01. Daniel E. Bruhl, M.D.                 All       All     Except    Mark here for address change noted on reverse side.     [ ]
   02. Antonio R. Pera                       [ ]       [ ]      [ ]
   03. Doyle S. Gaw                                                      -------------    ------------------------------------------
   04. John N. Kapoor, Ph.D.
(please enter the two digit number of the nominee(s) you do not          -------------    ------------------------------------------
support if you have marked the "for all except" voting box above)        Date             Signature

--------   --------   ---------
                                                                         -------------    ------------------------------------------
--------   --------   ---------
                                                                         -------------    ------------------------------------------
--------------------------------------------------------------------     Date             Signature
The Board of Directors recommends a vote FOR the following proposal:
--------------------------------------------------------------------

                                               For   Against  Abstain
2. Proposal to approval an increase in the     [ ]     [ ]      [ ]      Please sign exactly as name appears on the certificate or
   number of shares available for grant                                  certificates representing shares to be voted by this proxy,
   under the Amended and Restated Akorn, Inc.                            as shown on the label to the left. When signing as
   1988 Incentive Compensation Program.                                  executor, administrator, attorney, trustee, or guardian,
                                                                         please give full title as such. If a corporation, please
3. In their discretion, each of the proxies is                           sign full corporation name by president or other authorized
   authorized to vote upon such other business as                        officer. If a partnership, please sign in partnership name
   may properly come before the Annual Meeting                           by authorized persons.
   and any adjournments thereof.
                                                                         Please sign in the box(s) above to validate this proxy.
                                                                         -----------------------------------------------------------



                                                                         -----------------------------------------------------------
                                                                         Please write comments for the Chairman in the box above.


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE
+                                                                                                                                  +
